UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2005

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

Massachusetts	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

225 Franklin Street

Boston, Massachusetts 02110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) The American Bar Association Members / State Street Collective Trust (the “Collective Trust”) does not have a board of directors. The Collective Trust is a trust with a corporate trustee, which is State Street Bank and Trust Company of New Hampshire (“State Street”), a wholly-owned subsidiary of State Street Bank and Trust Company (“State Street Bank”).

On January 24, 2005, State Street Bank, as sole stockholder of State Street, elected Nancy E. Grady and Thomas P. Kelly to the Board of Directors of State Street (the “Board”), effective immediately. Ms. Grady and Mr. Kelly are each expected to be appointed to serve on the Board’s Investment and Trust Committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: January 28, 2005	By:	/s/ Beth M. Halberstadt
	Name:	Beth M. Halberstadt
	Title:	Chief Financial Officer